 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 7, 2010

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On May 7, 2010, the Circuit Court of the Thirteenth Judicial Circuit in and for Hillsborough County, Florida (the “Court”) issued an Order (the “Order”) preliminarily approving a partial settlement agreement (the “Stipulation”) entered into by WellCare Health Plans, Inc. (“WellCare”) on April 2, 2010 in a stockholder derivative action entitled Intermountain Ironworkers Trust Fund v. Farha et al., Case Nos. 07-015349 and 07-015846 (collectively, the “Action”), which is pending with the Court.  The Order also set June 22, 2010 as the hearing date for final approval of the terms of the Stipulation and approved the form of notice to stockholders (the “Notice”).  The Notice is attached hereto as Exhibit 99.1 and incorporated herein by reference. The Stipulation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.  On May 12, 2010, Defendant Todd Farha filed a motion for relief from the Order.  The Court has not ruled on this motion.

Item 9.01                      Financial Statements and Exhibits.

(d)   Exhibits.

The following exhibits are filed as part of this report:

INCORPORATED BY REFERENCE
Exhibit Number	Description	Form	Filing Date With SEC	Exhibit Number
99.1	Notice of Proposed Partial Settlement of Derivative Actions	Filed herewith
99.2	Stipulation of Partial Settlement dated April 2, 2010	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2010	WELLCARE HEALTH PLANS, INC. /s/ Timothy S. Susanin
Timothy S. Susanin
Senior Vice President, General Counsel & Secretary

Exhibit Index

INCORPORATED BY REFERENCE
Exhibit Number	Description	Form	Filing Date With SEC	Exhibit Number
99.1	Notice of Proposed Partial Settlement of Derivative Actions	Filed herewith
99.2	Stipulation of Partial Settlement dated April 2, 2010	Filed herewith